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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 29, 2005


                        Financial Asset Securities Corp.
             (Exact name of registrant as specified in its charter)

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
           Delaware                                          333-121661                         06-1442101
 ----------------------------------                  -------------------------          ---------------------------
(State or Other Jurisdiction                                (Commission                       (I.R.S. Employer
of Incorporation)                                           File Number)                    Identification Number)

         600 Steamboat Road
         Greenwich, Connecticut                                                  06830
---------------------------------------------                               -----------------
(Address of Principal Executive Offices)                                      (Zip Code)


Registrant's telephone number, including area code:  (203) 625-2700
                                                     --------------


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

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 - COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Description of the Certificates and the Mortgage Pool

                  On March 29, 2005 a single series of certificates, entitled Fremont Home Loan Trust 2005-1, Asset-Backed Certificates, Series 2005-1 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of March 1, 2005 (the "Agreement"), attached hereto as Exhibit 4.1, among Financial Asset Securities Corp. as depositor (the "Depositor"), Litton Loan Servicing LP as servicer (the "Servicer") and Deutsche Bank National Trust Company as trustee (the "Trustee"). The Certificates consist of twenty classes of certificates (collectively, the "Certificates"), designated as the "Class I-A1 Certificates", "Class I-A2 Certificates", "Class II-A1 Certificates", "Class II-A2 Certificates", "Class II-A3 Certificates", "Class M-1 Certificates", "Class M-2 Certificates", "Class M-3 Certificates", "Class M-4 Certificates", "Class M-5 Certificates", "Class M-6 Certificates", "Class M-7 Certificates", "Class M-8 Certificates", "Class M-9 Certificates", "Class B-1 Certificates", "Class B-2 Certificates", "Class B-3 Certificates, "Class C Certificates", "Class P Certificates", "Class R Certificates" and "Class R-X Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the "Mortgage Pool") of conventional, one- to four- family, adjustable rate and fixed rate, first and second lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $852,026,380.16 as of March 1, 2005 (the "Cut-off Date"). The Mortgage Loans were assigned to the Trust pursuant to the Assignment and Recognition Agreement, dated March 29, 2005, (the "Assignment Agreement") among Fremont Investment & Loan (the "Originator"), Greenwich Capital Financial Products, Inc. (the "Assignor") and the Depositor. The Class I-A1 Certificates, Class I-A2 Certificates, Class II-A1 Certificates, Class II-A2 Certificates, Class II-A3 Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates and Class M-6 Certificates were sold by the Depositor to Greenwich Capital Markets, Inc. (the "Underwriter"), pursuant to an Underwriting Agreement, dated December 13, 2004 (the "Underwriting Agreement") between the Depositor and the Underwriter.

         The Certificates have the following initial Certificate Balances and Pass-Through Rates:

                                             ORIGINAL CERTIFICATE                      PASS-THROUGH
                       CLASS                 PRINCIPAL BALANCE(1)                         RATE(2)
                       -----                 --------------------                         -------
          Class I-A1..............             $  753,440,000                           Variable(3)
          Class I-A2..............             $  188,360,000                           Variable(3)
          Class II-A1.............             $  195,000,000                           Variable(3)
          Class II-A2.............             $  304,200,000                           Variable(3)
          Class II-A3.............             $   31,734,000                           Variable(3)
          Class M-1...............             $  108,162,000                           Variable(3)
          Class M-2...............             $   80,155,000                           Variable(3)
          Class M-3...............             $   37,663,000                           Variable(3)
          Class M-4...............             $   34,766,000                           Variable(3)
          Class M-5...............             $   40,561,000                           Variable(3)
          Class M-6...............             $   31,869,000                           Variable(3)
          M-7.....................             $   26,075,000                           Variable(2)
          M-8.....................             $   24,143,000                           Variable(2)
          M-9.....................             $   19,315,000                           Variable(2)
          B-1.....................             $   12,554,000                           Variable(2)
          B-2.....................             $   19,315,000                           Variable(2)
          B-3.....................             $   14,486,000                           Variable(2)
          Class C Interest........             $ 9,657,569.42                           Variable(2)
          Class P Interest........             $       100.00                               N/A

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(1)  Plus or minus 5%.
(2) The pass-through rate on each class of offered certificates is subject to increase after the optional termination date and subject to certain limitation as set forth in the prospectus supplement.
(3)  Determined as provided in the prospectus supplement.


     The Certificates, other than Class M-7 Certificates, Class M-8 Certificates, Class M-9 Certificates, Class B Certificates, Class C Certificates, Class P Certificates, Class R Certificates and Class R-X Certificates, and Mortgage Loans are more particularly described in the Prospectus, dated February 22, 2005 and the Prospectus Supplement, dated March 24, 2005, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class M-7 Certificates, Class M-8 Certificates, Class M-9 Certificates, Class B Certificates, Class C Certificates, Class P Certificates, Class R Certificates and Class R-X Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

         (a) Not applicable

         (b) Not applicable

         (c) Exhibits



              EXHIBIT NO.                         DESCRIPTION
              -----------                         -----------
                  4.1 Pooling and Servicing Agreement, dated as of March 1, 2005, by and among Financial Asset Securities Corp. as Depositor, Litton Loan Servicing LP as Servicer and Deutsche Bank National Trust Company as Trustee, relating to the Series 2005-1 Certificates.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 12, 2005
                                           FINANCIAL ASSET SECURITIES CORP.



                                           By:/s/ Frank Skibo
                                              -----------------------------
                                           Name:  Frank Skibo
                                           Title: Managing Director

                                Index to Exhibits
                                -----------------


                                                                                               SEQUENTIALLY
     EXHIBIT NO.                                DESCRIPTION                                   NUMBERED PAGE
     -----------                                -----------                                   -------------
         4.1           Pooling and  Servicing  Agreement,  dated as of March 1, 2005,               7
                       by and among  Financial Asset  Securities  Corp. as Depositor,
                       Litton  Loan  Servicing  LP  as  Servicer  and  Deutsche  Bank
                       National  Trust  Company as  Trustee,  relating  to the Series
                       2005-1 Certificates.

                                   Exhibit 4.1